                                                               EXHIBIT 10.22

                                                              EXECUTION COPY


                                AMENDMENT TO
            THE THIRD AMENDED AND RESTATED TERM CREDIT AGREEMENT

         This Amendment to the Third Amended and Restated Term Credit Agreement, dated as of November 1, 2002 (this "Amendment"), by and among IBM
                                               ---------
CREDIT CORPORATION, a Delaware corporation ("Lender"), DIGITAL ANGEL SHARE
                                             ------
TRUST, a statutory trust organized and governed by the laws of the State of Delaware ("Tranche A Borrower"), APPLIED DIGITAL SOLUTIONS, INC. (formerly
           ------------------
known as "Applied Cellular Technology, Inc."), a Missouri corporation ("Tranche B Borrower"; Tranche A Borrower and Tranche B Borrower are each
  ------------------
referred to herein as a "Borrower" or, collectively, "Borrowers"), ACT
                         --------                     ---------
COMMUNICATIONS INC., ACT-GFX CANADA, INC., ADS BAY AREA, INC., ADS MONTEREY, INC., ADSI TELECOMM SERVICES OF MARYLAND, INC., ADSI TELECOMM SERVICES, INC., ADVANCED TELECOMM OF MARYLAND, INC., ADVANCED TELECOMM OF PITTSBURGH, ADVANCED TELECOMMUNICATIONS, INC., THE AMERICOM GROUP, INC., APPLIED DIGITAL ORACLE PRACTICE, INC., APPLIED DIGITAL SOLUTIONS FINANCIAL CORP., ARJANG, INC., BALVA FINANCIAL CORPORATION, BLUE STAR ELECTRONICS, INC., BOSTEK, INC., COMPUTER EQUITY CORPORATION, CYBERTECH STATION, INC., ELITE COMPUTER SERVICES, INC., FEDERAL CONVENTION CONTRACTORS, INC., FEDERAL SERVICES, INC., GOVERNMENT TELECOMMUNICATIONS, INC., INDEPENDENT ACQUISITION, INC., INFORMATION TECHNOLOGY SERVICES, INC., INFOTECH USA, INC., PDS ACQUISITION CORP., INTELLESALE, INC., MICRO COMPONENTS INTERNATIONAL INCORPORATED, NEIRBOD CORP., NORCOM RESOURCES INCORPORATED, PERIMETER ACQUISITION CORP., PIZARRO RE-MARKETING, INC., PRECISION POINT CORPORATION, SERVICE TRANSPORT COMPANY, SYSCOMM INTERNATIONAL CORPORATION, TELEDATA CONCEPTS, INC., THERMO LIFE ENERGY CORP. F/K/A ADVANCED POWER SOLUTIONS, INC., U.S. KITE & KEY CORP. F/K/A U.S. ELECTRICAL PRODUCTS CORP., VERICHIP CORPORATION, WEBNET SERVICES, INC., and WYR, INC., (together with Borrowers, each, a "Loan
                                                                  ----
Party" or, collectively, the "Loan Parties").
-----                         ------------

                                  RECITALS

         WHEREAS, the Loan Parties and Lender have entered into that certain Third Amended and Restated Term Credit Agreement, originally dated as of March 1, 2002 and amended as of September 30, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement").
                                                    ----------------

         WHEREAS, the Loan Parties have requested that Lender hereby amend
Section 7.1 of the Credit Agreement on the terms set forth in this
-----------
Amendment; and

         WHEREAS, the Lender is willing to agree to such requested amendment to Section 7.1 of the Credit Agreement, upon the terms and conditions set
   -----------
forth herein.


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

         NOW THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

DEFINITIONS. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

CONDITIONS PRECEDENT. This Amendment shall become effective upon receipt of this Amendment by Lender from the Loan Parties, duly executed by each Loan Party and Lender.

AMENDMENT.  The Credit Agreement is hereby amended as follows:

Section 7.1(A)(ii) of the Credit Agreement is hereby amended by deleting
------------------
such Section 7.1(A)(ii) thereof in its entirety and substituting therefor
     ------------------
the following Section 7.1(A)(ii):
              ------------------

         "(ii) The ratio of Consolidated Current Assets to Consolidated Current Liabilities of MAS at any time during any period set forth below shall not be less than the ratio set forth opposite such period below:

                Quarter Ended                    Current Ratio
                -------------                    -------------
                June 30, 2002                    1.8:1
                September 30, 2002               1.05:1
                December 31, 2002                1.09:1; and

Section 7.1(B) of the Credit Agreement is hereby amended by deleting such
--------------
Section 7.1(B) thereof in its entirety and substituting therefor the
--------------
following Section 7.1(B):
          --------------

         "(i)   Tranche B Borrower will not permit, directly or indirectly,
Consolidated EBITDA for any period set forth below to be less than the minimum requirement set forth opposite such period below (cumulatively):

                Quarter Ended                    Minimum Requirement
                -------------                    -------------------
                September 30, 2002                 (U.S.$4,768,300)
                December 31, 2002                  (U.S.$7,648,300)

         (ii) Consolidated EBITDA of MAS at any time during any period set forth below shall not be less than the minimum requirement set forth opposite such period below (cumulatively):

                Quarter Ended                    Minimum Requirement
                -------------                    -------------------
                September 30, 2002                 (U.S.$338,000)
                December 31, 2002                   U.S.$732,000

REPRESENTATIONS AND WARRANTIES. On and as of the date hereof and after giving effect to this Amendment, each Loan Party hereby confirms, reaffirms and restates the representations and warranties set forth in Section 5 of
                                                              --------
the Credit Agreement except to the extent that such representations and warranties expressly relate to a specific earlier date (in which case each Loan Party hereby confirms, reaffirms and restates such representations and warranties as of such


                                     2

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

earlier date); provided that reference to the Credit Agreement in such
               --------
representations and warranties shall be deemed to refer to the Credit Agreement as amended or waived prior to the date hereof and pursuant to this Amendment.

RIGHTS AND REMEDIES. Lender reserves any and all rights and remedies that Lenders now have or may have in the future with respect to Loan Parties, including any and all rights or remedies which Lender may have in the future as a result of Borrowers' failure to comply with any financial covenants to Lender.

RATIFICATION OF CREDIT AGREEMENT. Except as specifically amended hereby, all provisions of the Credit Agreement shall remain in full force and effect. Each Loan Party hereby ratifies, confirms and agrees that the Credit Agreement, as amended hereby, and the performance of Obligations by the Loan Parties thereunder, represent valid and enforceable obligations of each such Loan Party, and is not subject to any claims, offsets or defense. The amendments provided for herein are limited to the specific Sections of the Credit Agreement specified herein and shall not constitute an amendment or waiver of, or an indication of the Lender's willingness to amend or waive, any other provisions of the Credit Agreement or the same Sections for any other date or time period (whether or not such other provisions or compliance with such Sections for another date or time period are affected by the circumstances addressed in this Amendment).

EXPENSES. The Loan Parties agree to pay and reimburse Lender for all its costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the fees and disbursements of Jones, Day, Reavis & Pogue, special New York counsel to Lender.

GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by the parties hereto shall be delivered to Borrowers and Lender.

INDEMNIFICATION. Each Loan Party hereby agrees to indemnify and hold harmless Lender and each of its respective officers, directors, consultants, advisors, agents and assigns (collectively, the "Indemnified Persons")
                                                 -------------------
against all losses, claims, damages, liabilities or other expenses (including attorneys' fees and court costs now or hereinafter arising from the enforcement of this Amendment, the "Losses") to which any of them may
                                        ------
become subject insofar as such Losses arise out of or are based upon any event, circumstance or condition (a) occurring or existing on or before the date of this Amendment relating to any financing arrangements Lender may from time to time have with (i) a Loan Party, (ii) any Person that shall be acquired by a Loan Party or (iii) any Person that a Loan Party may acquire all or substantially all of the assets of, or (b) directly or indirectly, relating to the execution and delivery of, or performance of any


                                     3

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Obligations under, the Credit Agreement and the other Restructuring
Documents or this Amendment or the consummation of the transactions contemplated hereby or thereby or to any of the Collateral or to any act or omission of the Loan Parties in connection therewith; provided, that the
                                                      --------
parties hereto hereby agree that nothing herein shall be deemed to modify the maximum amount of liability of SysComm under the Stock Pledge Agreement or the SysComm Guaranty. Notwithstanding the foregoing, the Loan Parties shall not be obligated to indemnify Lender for any Losses incurred by Lender which are a result of Lender's gross negligence or willful misconduct. The indemnity provided herein shall survive the termination of this Amendment.

NOTICES. Except as otherwise expressly provided in the Credit Agreement, any notice required or desired to be served, given or delivered hereunder or under any other Restructuring Documents shall be in writing, and shall be served, given or delivered in accordance with Section 9.18 of the Credit
                                              ------------
Agreement to the following addresses or number as indicated below:

         (a) If to Lender at:                       (b) If to a Borrower at:

         IBM Credit Corporation                     Applied Digital Solutions, Inc.
         1500 Riveredge Parkway                     400 Royal Palm Way, Suite 410
         Atlanta, Georgia 30328                     Palm Beach, Florida 33480
         Attention: Regional Manager, East          Attention: Jerome C. Artigliere
         Facsimile: (770) 644-4826                  Facsimile: (561) 805-8004

         IBM Global Financing
         Special Handling Group
         North Castle Drive
         Armonk, New York 10504
         Attention: Bruce Gordon
         Facsimile: (914) 765-6268

         With a copy to:                            With a copy to:

         Jones, Day, Reavis & Pogue                 Merra, Kanakis, Creme & Mellor, P.C.
         222 East 41st Street                       60 Main Street
         New York, New York 10022                   Nashua, NH 03060
         Attention: James J. Salerno, Esq.          Attention: Paul Creme, Esq.
         Facsimile: (212) 755-7306                  Facsimile: (603) 883-0750

LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Tranche A Borrower, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of Tranche A Borrower is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only Tranche A Borrower, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or


                                     4

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

personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of Tranche A Borrower or be liable for the breach or failure of any Obligation, representation, warranty or covenant made or undertaken by Tranche A Borrower under this Amendment, the Credit Agreement or any other Restructuring Documents.

         [Remainder of this page has been left intentionally blank]



                                     5

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

                                                              EXECUTION COPY
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

IBM CREDIT CORPORATION,                            APPLIED DIGITAL SOLUTIONS, INC.,
as Lender                                          as Tranche B Borrower and Tranche A
                                                   Guarantor


By: /s/ Steven A. Flanagan                         By: /s/ Jerome C. Artigliere
    -----------------------------------------          -----------------------------------------
Name:    Steven A. Flanagan                        Name:    Jerome C. Artigliere
Title:   Manager, Global Special Handling          Title:   Senior Vice President



DIGITAL ANGEL SHARE TRUST,                         ADS MONTEREY, INC.,
as Tranche A Borrower and Tranche B                as Loan Party
Guarantor


By: Wilmington Trust Company, not in its
    individual capacity but solely as Trustee


By: /s/ Mary St. Amand                             By: /s/ Jerome C. Artigliere
    -----------------------------------------          -----------------------------------------
Name:    Wilmington Trust Company                  Name:    Jerome C. Artigliere
Title:   Trustee                                   Title    Treasurer



THERMO LIFE ENERGY CORP. f/k/a                     THE AMERICOM GROUP, INC.,
ADVANCED POWER SOLUTIONS, INC.,                    as Loan Party
as Loan Party


By: /s/ Jerome C. Artigliere                       By: /s/ Jerome C. Artigliere
    -----------------------------------------          -----------------------------------------
Name:    Jerome C. Artigliere                      Name:    Jerome C. Artigliere
Title:   Vice President                            Title:   Treasurer


                                     6



APPLIED DIGITAL SOLUTIONS                          BALVA FINANCIAL CORPORATION,
FINANCIAL CORP.,                                   as Loan Party
as Loan Party


By: /s/ Jerome C. Artigliere                       By: /s/ Jerome C. Artigliere
    -----------------------------------------          -----------------------------------------
Name:    Jerome C. Artigliere                      Name:    Jerome C. Artigliere
Title:   President                                 Title:   Assistant Treasurer



COMPUTER EQUITY CORPORATION,                       [INTENTIONALLY OMITTED]
as Loan Party


By: /s/ Jerome C. Artigliere
    -----------------------------------------
Name:    Jerome C. Artigliere
Title:   Assistant Treasurer



[INTENTIONALLY OMITTED]                            FEDERAL CONVENTION CONTRACTORS, INC.,
                                                   as Loan Party


                                                   By: /s/ Jerome C. Artigliere
                                                       -----------------------------------------
                                                   Name:    Jerome C. Artigliere
                                                   Title:   Assistant Treasurer



FEDERAL SERVICES, INC.,                            GOVERNMENT
as Loan Party                                      TELECOMMUNICATIONS, INC.,
                                                   as Loan Party


By: /s/ Jerome C. Artigliere                       By: /s/ Jerome C. Artigliere
    -----------------------------------------          -----------------------------------------
Name:    Jerome C. Artigliere                      Name:    Jerome C. Artigliere
Title:   Assistant Treasurer                       Title:   Assistant Treasurer


                                     7

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

INFORMATION TECHNOLOGY                              INFOTECH USA, INC.,
SERVICES, INC.,                                     as Loan Party
as Loan Party


By: /s/ Kevin McLaughlin                           By: /s/ Kevin McLaughlin
    -----------------------------------------          -----------------------------------------
Name:    Kevin McLaughlin                          Name:    Kevin McLaughlin
Title:   President                                 Title:   President



PDS ACQUISITION CORP.,                             PERIMETER ACQUISITION CORP.,
as Loan Party                                      as Loan Party


By: /s/ Jerome C. Artigliere                       By: /s/ Jerome C. Artigliere
    -----------------------------------------          -----------------------------------------
Name:    Jerome C. Artigliere                      Name:     Jerome C. Artigliere
Title:   Assistant Treasurer                       Title:    Assistant Treasurer



PRECISION POINT CORPORATION,                       SYSCOMM INTERNATIONAL
as Loan Party                                      CORPORATION,
                                                   as Loan Party


By: /s/ Jerome C. Artigliere                       By: /s/ Kevin McLaughlin
    -----------------------------------------          -----------------------------------------
Name:    Jerome C. Artigliere                      Name:    Kevin McLaughlin
Title:   Vice President                            Title:   President



U.S. KITE & KEY CORP. f/k/a                        VERICHIP CORPORATION,
U.S. ELECTRICAL PRODUCTS CORP.,                    as Loan Party
as Loan Party


By: /s/ Jerome C. Artigliere                       By: /s/ Jerome C. Artigliere
    -----------------------------------------          -----------------------------------------
Name:    Jerome C. Artigliere                      Name:    Jerome C. Artigliere
Title:   Treasurer                                 Title:   Vice President



                                     8

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

WEBNET SERVICES, INC.,                             ACT COMMUNICATIONS INC.,
as Loan Party                                      as Loan Party


By: /s/ Jerome C. Artigliere                       By: /s/ Jerome C. Artigliere
    -----------------------------------------          -----------------------------------------
Name:    Jerome C. Artigliere                      Name:    Jerome C. Artigliere
Title:   Assistant Treasurer                       Title:   Vice President



ACT-GFX CANADA, INC.,                              ADS BAY AREA, INC.,
as Loan Party                                      as Loan Party


By: /s/ Jerome C. Artigliere                       By: /s/ Jerome C. Artigliere
    -----------------------------------------          -----------------------------------------
Name:    Jerome C. Artigliere                      Name:    Jerome C. Artigliere
Title:   President                                 Title:   President



ADSI TELECOMM SERVICES, INC.,                      ADSI TELECOMM SERVICES OF
as Loan Party                                      MARYLAND, INC.,
                                                   as Loan Party


By: /s/ Jerome C. Artigliere                       By: /s/ Jerome C. Artigliere
    -----------------------------------------          -----------------------------------------
Name:    Jerome C. Artigliere                      Name:    Jerome C. Artigliere
Title:   President                                 Title:   President



ADVANCED TELECOMM OF                               ADVANCED TELECOMM OF
MARYLAND, INC.,                                    PITTSBURGH,
as Loan Party                                      as Loan Party


By: /s/ Jerome C. Artigliere                       By: /s/ Jerome C. Artigliere
    -----------------------------------------          -----------------------------------------
Name:    Jerome C. Artigliere                      Name:    Jerome C. Artigliere
Title:   President                                 Title:   President

                                     9

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

ADVANCED TELECOMMUNICATIONS,                       ARJANG, INC.,
INC.,                                              as Loan Party
as Loan Party


By: /s/ Jerome C. Artigliere                       By: /s/ Jerome C. Artigliere
    -----------------------------------------          -----------------------------------------
Name:    Jerome C. Artigliere                      Name:    Jerome C. Artigliere
Title:   President                                 Title:   President



BLUE STAR ELECTRONICS, INC.,                       BOSTEK, INC.,
as Loan Party                                      as Loan Party


By: /s/ Jerome C. Artigliere                       By: /s/ Jerome C. Artigliere
    -----------------------------------------          -----------------------------------------
Name:    Jerome C. Artigliere                      Name:    Jerome C. Artigliere
Title:   Assistant Treasurer                       Title:   Assistant Treasurer



CYBERTECH STATION, INC.,                           ELITE COMPUTER SERVICES, INC.,
as Loan Party                                      as Loan Party


By: /s/ Jerome C. Artigliere                       By: /s/ Jerome C. Artigliere
    -----------------------------------------          -----------------------------------------
Name:    Jerome C. Artigliere                      Name:    Jerome C. Artigliere
Title:   Treasurer                                 Title:   Assistant Treasurer



INDEPENDENT ACQUISITION, INC.,                     INTELLESALE, INC.,
as Loan Party                                      as Loan Party


By: /s/ Jerome C. Artigliere                       By: /s/ Jerome C. Artigliere
    -----------------------------------------          -----------------------------------------
Name:    Jerome C. Artigliere                      Name:    Jerome C. Artigliere
Title:   President                                 Title:   Treasurer


                                     10

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


MICRO COMPONENTS                                   NEIRBOD CORP.,
INTERNATIONAL INCORPORATED,                        as Loan Party
as Loan Party


By: /s/ Jerome C. Artigliere                       By: /s/ Jerome C. Artigliere
    -----------------------------------------          -----------------------------------------
Name:    Jerome C. Artigliere                      Name:    Jerome C. Artigliere
Title:   Assistant Treasurer                       Title:   Assistant Treasurer



NORCOM RESOURCES                                   PIZARRO RE-MARKETING, INC.,
INCORPORATED,                                      as Loan Party
as Loan Party


By: /s/ Jerome C. Artigliere                       By: /s/ Jerome C. Artigliere
    -----------------------------------------          -----------------------------------------
Name:    Jerome C. Artigliere                      Name:    Jerome C. Artigliere
Title:   Assistant Treasurer                       Title:   Assistant Treasurer



SERVICE TRANSPORT COMPANY,                         TELEDATA CONCEPTS, INC.,
as Loan Party                                      as Loan Party


By: /s/ Jerome C. Artigliere                       By: /s/ Jerome C. Artigliere
    -----------------------------------------          -----------------------------------------
Name:    Jerome C. Artigliere                      Name:    Jerome C. Artigliere
Title:   Assistant Treasurer                       Title:   President



WYR, INC.,                                         APPLIED DIGITAL ORACLE
as Loan Party                                      PRACTICE, INC.,
                                                   as Loan Party


By: /s/ Jerome C. Artigliere                       By: /s/ Jerome C. Artigliere
    -----------------------------------------          -----------------------------------------
Name:    Jerome C. Artigliere                      Name:    Jerome C. Artigliere
Title:   Treasurer                                 Title:   President


                                     11

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                                                              EXECUTION COPY


                              November 1, 2002


Digital Angel Share Trust
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001
Attention: Corporate Trust Administration

Re: Unanimous Written Consent of the Advisory Board of the Digital Angel Share Trust (the "Trust")
     -----------------------------------------------------------------------

Dear Sirs:

Dear Sirs:
Pursuant to Section 4.02(e) of the Trust Agreement, dated as of March 1, 2002, between Wilmington Trust Company, as trustee, and Applied Digital Solutions, Inc. ("ADS"), the Advisory Board members of the Trust hereby unanimously consent to the execution, delivery and performance by the Trust of the Amendment to the Third Amended and Restated Term Credit Agreement, dated as of November 1, 2002, by and among lBM Credit Corporation, the Trust, ADS and certain other parties signatory thereto, in the form attached hereto as Exhibit A.

                                          Sincerely,


                                          /s/ Richard J. Sullivan
                                          ----------------------------------
                                          Richard J. Sullivan


                                          /s/ William B. Sullivan
                                          ----------------------------------
                                          William B. Sullivan


                                          /s/ J. Allen Kosowsky
                                          ----------------------------------
                                          J. Allen Kosowsky